                                                                 Exhibit 99.8

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-39144) of Danielson Holding Corporation ("Danielson") of our report dated April 19, 2002 relating to the consolidated financial statements of American Commercial Lines Holdings LLC and Subsidiaries, which appears in the Current Report on Form 8-K of Danielson dated April 19, 2002.



PricewaterhouseCoopers LLP

Louisville, Kentucky
April 19, 2002